UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2006

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Cord Blood America, Inc.

(Exact name of registrant as specified in charter)

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Florida	000-50746	65-1078768
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA  90069

(Address of principal executive offices)

(310) 432-4090

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

Entry into a Material Definitive Agreement; Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 2, 2006, Cord Blood America, Inc. (the “Company”) entered into a Subscription Agreement with Strategic Working Capital Fund, L.P. (“Subscriber”). Pursuant to the Subscription Agreement, the Company (i) issued to Subscriber a Promissory Note bearing interest at the rate of 8% with an aggregate principal amount of $285,000 and (ii) delivered 500,000 unregistered shares of its Common Stock (the “Shares”) to Subscriber. The Promissory Note is due one year from the date of issuance, unless redeemed prior thereto by Subscriber no earlier than the third month following issuance of the note. The Promissory Note also is subject to acceleration upon an event of default, as defined in the note. Pursuant to the Subscription Agreement, Subscriber was granted registration rights for the Shares in the event that the Company proposes to register any other shares of its common stock. The Subscription Agreement and Promissory Note, as well as a related Escrow Agreement, are attached hereto as exhibits and incorporated by reference.

ITEM 2.02

Results of Operations and Financial Condition

On July 27, 2006, Cord Blood America, Inc. issued a press release reporting financial results for the second quarter ended June 30, 2006.  A copy of the press release is attached hereto as exhibit 99.35

ITEM 3.02

Unregistered Sale of Equity Securities

The information under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The offer, sale and issuance of the Shares described under Item 1.01 above were deemed to be exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on Section 4(2) because the issuance of the Shares to Subscriber did not involve a public offering, Subscriber acquired the Shares for investment purposes only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the Shares. In addition, Subscriber had adequate access to information about the Company.

ITEM 9.01

Financial Statements and Exhibits

(d)

Exhibits

10.67

Subscription Agreement dated August 2, 2006 between the Company and Strategic Working Capital Fund, L.P.

10.68

Promissory Note dated August 2, 2006 for the benefit of Strategic Working Capital Fund, L.P. in the amount of $285,000.

10.69

Funds Escrow Agreement dated August 2, 2006 among the Company, Strategic Working Capital Fund, L.P. and Grushko & Mittmen, P.C.

99.35

Press Release dated July 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 7, 2006

CORD BLOOD AMERICA, INC.

By:	/s/ MATTHEW L. SCHISSLER
Matthew L. Schissler,
Chief Executive Officer